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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 20, 1999
                                (Date of Report)



                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                   001-13223                 65-0777234
 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)             File Number)         Identification Number)



    760 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                       33172
    (Address of Principal Executive Offices)                       (Zip Code)



                                 (305) 485-2000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS

         On November 25, 1998, we filed a registration statement on Form S-3 (File No. 333-67929) relating to $400,000,000 maximum aggregate offering price of common stock, preferred stock, depositary shares, debt securities, warrants and guarantees with the Securities and Exchange Commission. We filed Amendment Number 1 to the registration statement on December 9, 1998, which was declared effective by the SEC on December 10, 1998. We have completed a public offering of $100,000,000 aggregate principal amount of 10 1/2% Senior Subordinated Notes due 2009, pursuant to the terms of an Underwriting Agreement which we are filing as Exhibit 1.1 to this report. The Notes are being issued pursuant to an Indenture to be dated as of January 25, 1999 and a First Supplemental Indenture to be dated as of January 25, 1999.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.                Description of Document
-----------                -----------------------

1.1 Underwriting Agreement dated January 20, 1999 by and between LNR Property Corporation and BT Alex. Brown Incorporated.

4.1 Form of First Supplemental Indenture dated as of January 25, 1999 by LNR Property Corporation and The Bank of New York, as trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 1999



                                    By:        /s/ SHELLY RUBIN
                                             --------------------------------
                                       Name:   Shelly Rubin
                                       Title:  Chief Financial Officer
                                               (Principal Financial Officer)
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                                  EXHIBIT INDEX


Exhibit No.                Description of Document
-----------                -----------------------

1.1 Underwriting Agreement dated January 20, 1999 by and between LNR Property Corporation and BT Alex. Brown Incorporated.

4.1 Form of First Supplemental Indenture dated as of January 25, 1999 by LNR Property Corporation and The Bank of New York, as trustee.